UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2007 (September 10, 2007)
National Medical Health Card Systems, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-26749	11-2581812

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

26 Harbor Park Drive, Port Washington, New York	11050

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (516) 626-0007
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.
     On September 10, 2007, National Medical Health Card Systems, Inc. (“NMHC”) issued a press release announcing its results of operations for its fourth fiscal quarter and fiscal year ended June 30, 2007. A copy of NMHC’s press release is attached hereto as Exhibit 99.1.
     The information contained in this Item 2.02, including the exhibit attached hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.
Item 9.01     Financial Statements and Exhibits.
     (d)     Exhibits

99.1	Press release of National Medical Health Card Systems, Inc. dated September 10, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2007	NATIONAL MEDICAL HEALTH CARD SYSTEMS, INC.
	By:	/s/ Stuart Diamond
Stuart Diamond
Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press release of National Medical Health Card Systems, Inc. dated September 10, 2007.